The Glenmede Fund, Inc.
                                  (the "Fund")

                    Supplement dated as of December 10, 2001
                                       to
                Institutional International Portfolio Prospectus
                                      and
                      Statement of Additional Information
                            dated February 28, 2001

                     Institutional International Portfolio

On December 10, 2001, the Board of Directors of Institutional International Portfolio approved a new investment advisory agreement between The Glenmede Fund, Inc., on behalf of Institutional International Portfolio, and Philadelphia International Advisors LP ("Philadelphia International"). Subject to the approval of shareholders at a special meeting to be held on December 26, 2001, Philadelphia International will manage the assets of Institutional International Portfolio as advisor effective January 1, 2002. The current employees of Glenmede Advisers primarily responsible for the portfolio management of Institutional International Portfolio will continue in the same capacity at Philadelphia International.